Exhibit 10.1

AMENDMENT NO. 1 dated as of March 4, 2011 (this “Amendment”), to the Credit Agreement dated as of November 10, 2010 (the “Credit Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales (with company no: 3536032) (the “U.K. Borrower”), CB RICHARD ELLIS LIMITED/CB RICHARD ELLIS LIMITÉE (formerly known as CB Richard Ellis Limited), a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower” and, together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower and the Australian Borrower, the “Borrowers”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the Lenders (as defined in Article I of the Credit Agreement) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended, and have agreed to extend, credit to the Borrowers.

B. The Borrowers have requested certain amendments to the Credit Agreement as set forth herein.

C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following terms in the proper alphabetical order therein:

“Amendment No. 1 Effective Date” shall have the meaning assigned to the term “Amendment Effective Date” in Amendment No. 1 dated as of March 4, 2011, to this Agreement.

“CBRE Clarion” shall mean CBRE Clarion Securities LLC, a Delaware limited liability company. At the time of the consummation of the Clarion Acquisition, Holdings or a Domestic Subsidiary Loan Party will own, directly or indirectly, at least 70%, on a fully-diluted basis, of the Equity Interests of CBRE Clarion.

“CBRE Clarion Units” shall mean the Class A Units and Class B Units of CBRE Clarion.

“Clarion Acquisition” shall mean the (a) acquisition by (i) CBRE Inc. of ING REI Clarion Holding, Inc., a wholly-owned subsidiary of ING REIM, and (ii) a Subsidiary of the U.S. Borrower of certain assets held by Nationale-Nederlanden Intervest II, B.V. in three ING REIM-

managed funds, made pursuant to, and on the terms and conditions of, the CRES Purchase Agreement (collectively, the “CRES Target Company”), and (b) the acquisition by (i) a Subsidiary of the U.S. Borrower of the ING REIM Europe and ING REIM Asia business units (collectively, “ING PERE”), and (ii) a Subsidiary of the U.S. Borrower of certain co-investment stakes in certain funds managed by ING PERE, which will be acquired through either new issuance from such funds, on the secondary market from investors in such funds or direct purchases from affiliates of ING GROEP N.V., made pursuant to, and on the terms and conditions of, the PERE Purchase Agreement (collectively, the “PERE Target Company” and, together with the CRES Target Company, “ING Clarion”).

“Clarion Agreements” shall mean the Management Subscription Agreements and the Share Purchase Agreements.

“CRES Purchase Agreement” shall mean the Share Purchase Agreement dated as of February 15, 2011, among ING REIM as sellers’ representative, the share seller and asset sellers party thereto, CBRE Inc. as purchasers’ representative and the share purchaser and asset purchasers party thereto, relating to the CRES Target Company, as amended, supplemented or otherwise modified from time to time in accordance with Section 6.11.

“ING Clarion” shall have the meaning assigned to such term in the definition of the term “Clarion Acquisition”.

“ING REIM” shall mean ING Real Estate Management Holding B.V.

“Management Subscription Agreements” shall mean (a) each Management Subscription Agreement among CBRE Clarion, the executives party thereto and the other parties thereto, substantially in the form presented to the Administrative Agent prior to the Amendment No. 1 Effective Date and (b) contracts, agreements or other consensual arrangements between Holdings, CBRE Clarion or any of their respective Affiliates and directors or employees of CBRE Clarion or its subsidiaries, pursuant to which the parties thereto may be permitted or required, on terms substantially similar to the terms of the agreements described in clause (a) above, to purchase or otherwise acquire CBRE Clarion Units.

“PERE Purchase Agreement” shall mean the Share Purchase Agreement dated as of February 15, 2011, among ING REIM as sellers’ representative, the share sellers party thereto, CBRE Inc. as purchasers’ representative and the share purchasers party thereto, relating to the PERE Target Company, as amended, supplemented or otherwise modified from time to time in accordance with Section 6.11.

“Securities IM Business Integration Transaction” shall mean the combination of the U.S. Borrower’s securities investment management business with the securities investment management business acquired as part of the Clarion Acquisition, including through a merger, consolidation, liquidation, transfer of assets or other transaction involving CB Richard Ellis Global Real Estate Securities, LLC and one or more persons acquired as part of the Clarion Acquisition, in each case on terms and conditions disclosed by the U.S. Borrower to the Administrative Agent and reasonably satisfactory to the Administrative Agent.

“Share Purchase Agreements” shall mean the CRES Purchase Agreement and the PERE Purchase Agreement.

(b) The definition of the term “Asset Sale” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) by deleting the words “Foreign Subsidiaries” in clause (b) thereof and substituting therefor the words “Non-Guarantor Subsidiaries”;

(ii) by deleting the word “and” at the end of clause (f) thereof and substituting therefor a comma;

(iii) by amending and restating clause (g) thereof in its entirely to read as follows:

“(g) transfers of Equity Interests contemplated by the definitions of the terms “Foreign Restructuring Transaction” and “Securities IM Business Integration Transaction”, in each case in connection with the consummation thereof”; and

(iv) by adding the following at the end of clause (g) thereof:

“and (h) the issuance or transfer of CBRE Clarion Units to directors, employees or other service providers of CBRE Clarion or its subsidiaries pursuant to any Management Subscription Agreement or under any employee stock option or stock purchase plan or employee benefit plan in existence from time to time”

(c) The definition of the term “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) by deleting the word “and” at the end of clause (a)(viii) thereof and substituting therefor a comma;

(ii) by adding the following at the end of clause (a)(ix) thereof:

“and (x) all non-cash charges of Holdings and its consolidated subsidiaries resulting from the amortization of the value or any mark-to-market valuation of the CBRE Clarion Units, and all cash payments made in connection with the purchase or other acquisition of CBRE Clarion Units, required or permitted by, and on the terms and conditions of, the Management Subscription Agreements”; and

(iii) by deleting the words “and (ii)” from clause (b) thereof and substituting therefor the following:

“, (ii) all non-cash gains of Holdings and its consolidated subsidiaries resulting from any mark-to-market valuation of the CBRE Clarion Units and (iii)”.

(d) The definition of the term “Incremental Facility Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the amount “$2,150,000,000” therefrom and substituting therefor the amount “$2,950,000,000” and by inserting the following sentence at the end thereof:

“Notwithstanding the foregoing, up to $800,000,000 aggregate principal amount of Incremental Term Loans borrowed at the time of, and used to finance, the Clarion Acquisition, shall not decrease the Incremental Facility Amount.”

(e) Section 6.01 of the Credit Agreement is hereby amended as follows:

(i) by deleting the word “and” at the end of paragraph (e) thereof;

(ii) by redesignating paragraph (f) thereof as paragraph (g); and

(iii) by adding as a new paragraph (f) thereof the following:

“(f) Guarantees by subsidiaries of ING REIM in existence at the time of the consummation of the Clarion Acquisition of Indebtedness of others in an aggregate principal amount not in excess of $110,000,000; and”

(f) Section 6.03 of the Credit Agreement is hereby amended as follows:

(i) by amending and restating clause (iii) in paragraph (a) thereof in its entirely to read as follows:

“(iii) the transfers of Equity Interests contemplated by the definitions of the terms “Foreign Restructuring Transaction” and “Securities IM Business Integration Transaction”, in each case in connection with the consummation thereof”;

(ii) by amending and restating paragraph (c) thereof in its entirely to read as follows:

“(c) investments, loans or advances made by (i) any Loan Party in or to any other Loan Party or (ii) any Non-Guarantor Subsidiary in or to any other Non-Guarantor Subsidiary or any Loan Party; provided, however, that no Loan Party shall make any investment, loan or advance in or to Melody or any Investment Subsidiary, except (x) investments, loans and advances (including pursuant to intercompany cash management arrangements) made in the ordinary course of business), and (y) investments, loans or advances made through Melody or such Investment Subsidiary as part of a series of substantially concurrent transactions involving an investment in another person that is separately permitted by this Section 6.03;”

(iii) by adding the following at the end of paragraph (g) thereof:

“provided further, that so long as no Default or Event of Default shall have occurred and be continuing or result therefrom, from and after the consummation of the Clarion Acquisition, (A) the Clarion Acquisition shall be a Permitted Acquisition, and (B) ING Clarion shall be an Acquired Entity, in each case for all purposes of this Agreement”;

(iv) by deleting the word “and” at the end of paragraph (t) thereof;

(v) by redesignating paragraph (u) thereof as paragraph (x) and changing the references “paragraphs (a) through (t) above” and “this paragraph (u)” therein to “paragraphs (a) through (w)” and “this paragraph (x)”, respectively;

(vi) by adding as a new paragraph (u) thereof the following:

“(u) so long as no Default or Event of Default shall have occurred and be continuing or result therefrom, investments in, and loans and advances to CBRE Clarion, the proceeds of which are used by CBRE Clarion substantially concurrently to purchase or otherwise acquire CBRE Clarion Units, pursuant to, and on the terms and conditions of, the Management Subscription Agreements;”

(vii) by adding as a new paragraph (v) thereof the following:

“(v) so long as no Default or Event of Default shall have occurred and be continuing or result therefrom, loans and advances to directors and employees of CBRE Clarion or its subsidiaries, the proceeds of which are used by such directors and employees substantially concurrently to purchase CBRE Clarion Units from CBRE Clarion or its subsidiaries, pursuant to, and on the terms and conditions of, the Management Subscription Agreements; provided that the aggregate principal amount of such loans and advances outstanding at any time shall not exceed $30,000,000;” and

(viii) by adding as a new paragraph (w) thereof the following:

“(w) so long as no Default or Event of Default shall have occurred and be continuing or result therefrom, any investment from time to time after the closing of the Clarion Acquisition by the U.S. Borrower or any Subsidiary in, loans or advances by the U.S. Borrower or any Subsidiary to, or any Guarantee by the U.S. Borrower or any Subsidiary of the Indebtedness of, a Co-investment Vehicle or separate account or investment program managed, operated or sponsored by an Investment Subsidiary, and loans and advances to employees of the U.S. Borrower or any Subsidiary to finance such employees’ co-investments (which loans or advances are secured by such employees’ co-investment interest), in an aggregate amount at any time outstanding (determined without regard to any write-downs or write-offs of such investments, loans or advances, but not of all returns of capital or principal thereon) not to exceed $150,000,000; and”

(g) Section 6.04(a) of the Credit Agreement is hereby amended as follows:

(i) by deleting the word “and” at the end of clause (iii) thereof and substituting therefor a comma;

(ii) by redesignating clause (iv) thereof as clause (v); and

(iii) by adding as a new clause (iv) thereof the following:

“(iv) CB Richard Ellis Global Real Estate Securities, LLC may merge into or consolidate with, liquidate or dissolve into, or dispose of all or substantially all of its assets to, any other Subsidiary in connection with the consummation of the Securities IM Business Integration Transaction and”;

(h) Section 6.05(a) of the Credit Agreement is hereby amended as follows:

(i) by deleting the word “and” at the end of clause (i) thereof and substituting therefor a comma; and

(ii) by adding the following at the end thereof:

“and (iii) so long as no Default or Event of Default shall have occurred and be continuing or result therefrom, Holdings, CBRE Clarion or any of their respective Subsidiaries may make Restricted Payments consisting of the purchase of CBRE Clarion Units”.

(i) Section 6.06 of the Credit Agreement is hereby amended as follows:

(i) by deleting the word “and” at the end of clause (b) thereof and substituting therefor a comma; and

(ii) by adding the following before the further proviso thereto:

“and (d) the consummation of the Clarion Acquisition and the performance by Holdings and the Subsidiaries of their obligations pursuant to the Clarion Agreements”.

(j) Section 6.07(a) of the Credit Agreement is hereby amended by adding the following immediately before the period at the end thereof:

“and to perform its obligations under the Clarion Agreements, including its performance guarantees thereunder”.

(k) Article VI of the Credit Agreement is hereby amended by adding the following at the end thereof:

“SECTION 6.11. Amendments to Share Purchase Agreements. Holdings and the Borrowers will not, nor will they cause or permit any of the Subsidiaries to, amend, supplement, waive or otherwise modify any of the Share Purchase Agreements or any related document in a manner that materially increases the obligations of Holdings or any of the Subsidiaries thereunder.”

(l) Section 9.18 of the Credit Agreement is hereby amended by deleting the words “Revolving Credit” in the first sentence thereof.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrowers represent and warrant to each of the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date (as defined in Section 3 below), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and (b) on and as of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date set forth above on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received (a) duly executed counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, Holdings, the Subsidiary Guarantors and the Required Lenders, and (b) the amendment fees referred to in Section 5 below.

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of each of the Administrative Agent, the Collateral Agent, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Amendment Fees. In consideration of the agreements of the Lenders contained in this Amendment, Holdings and the Borrowers agree to pay to the Administrative Agent, in immediately available funds, for the account of each Lender that unconditionally delivers an executed counterpart of this Amendment at or prior to 5:00 p.m., New York time, on March 2, 2011, an amendment fee in an amount equal to 0.05% of the sum of such Lender’s Tranche A Loans and Tranche B Loans, and Revolving Credit Commitments (whether used or unused) at such time.

SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings. The headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 9. Acknowledgment of Guarantors. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

CB RICHARD ELLIS SERVICES, INC.,

by	/s/ Debera Fan
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

CB RICHARD ELLIS GROUP, INC.,

by	/s/ Debera Fan
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO,

by	/s/ Debera Fan
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Schedule I to

Amendment No. 1 to the

CB Richard Ellis Services Inc. Credit Agreement

CB HoldCo, Inc.

CB Richard Ellis Investors, Inc.

CB Richard Ellis Investors, LLC

CB Richard Ellis, Inc.

CB/TCC Holdings LLC

CB/TCC, LLC

CBRE-Profi Acquisition Corp.

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Government Services, LLC

CBRE Loan Services, Inc.

CBRE Technical Services, LLC

CBRE/LJM Mortgage Company, LLC

Insignia/ESG Capital Corporation

The Polacheck Company, Inc.

Trammell Crow Company

Trammell Crow Services, Inc.

Vincent F. Martin, Jr., Inc.

Westmark Real Estate Acquisition Partnership, LP

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales,

by	/s/ M. Lewis
	Name:	M. Lewis
	Title:	Director

CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales,

by	/s/ Philip Emburey
	Name:	Philip Emburey
	Title:	Director

CB RICHARD ELLIS LIMITED/CB RICHARD ELLIS LIMITÉE, a corporation organized under the laws of the province of New Brunswick,

by	/s/ Jeff Cook
	Name:	Jeff Cook
	Title:	Vice President of Finance

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia,

by	/s/ John Llewellyn Bell
	Name:	John Llewellyn Bell
	Title:	Director

CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia,

by	/s/ Tom Jackson Southern
	Name:	Tom Jackson Southern
	Title:	Director

CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand,

by	/s/ Brent David McGregor
	Name:	Brent David McGregor
	Title:	Director

CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand,

by	/s/ John Llewellyn Bell
	Name:	John Llewellyn Bell
	Title:	Director

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

CB/TCC GLOBAL HOLDINGS LIMITED,

by	/s/ Philip Emburey
	Name:	Philip Emburey
	Title:	Director

CB/TCC GLOBAL HOLDINGS LIMITED,

by	/s/ Marcus Smith
	Name:	Marcus Smith
	Title:	Director

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

RELAM AMSTERDAM HOLDINGS B.V. By: TMF Management, its Managing Director

by	/s/ I. de Lucia
	Name:	I. de Lucia
	Title:	Attorney in Fact

RELAM AMSTERDAM HOLDINGS B.V. By: TMF Management, its Managing Director

by	/s/ R.H.L. de Groot
	Name:	R.H.L. de Groot
	Title:	Attorney in Fact

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

CBRE GLOBAL HOLDINGS, S.A.R.L.,

by	/s/ Laurence H. Midler
	Name:	Laurence H. Midler
	Title:	Type A Manager

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

TC HOUSTON, INC., TCCT REAL ESTATE, INC. TCDFW, INC.

by	/s/ Robert E. Sulentic
	Name:	Robert E. Sulentic
	Title:	Executive Vice President

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

TRAMMELL CROW DEVELOPMENT & INVESTMENT, INC.,

by	/s/ Robert E. Sulentic
	Name:	Robert E. Sulentic
	Title:	President and Chief Executive Officer

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, Collateral Agent, Issuing Bank and Domestic Swingline Lender,

by	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Director

by	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: ACA CLO 2005-1, LTD

By its Investment Manager Apidos Capital Management, LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: ACA CLO 2006-2, LTD

By its Investment Manager Apidos Capital Management, LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

By
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: ACA CLO 2006-1, LTD

By its Investment Manager Apidos Capital Management, LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: ACA CLO 2007-1, LTD

By its Investment Manager Apidos Capital Management, LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: AMMC CLO IV, LIMITED

By: American Money Management Corp., as Collateral Manager

by	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: AMMC VII, LIMITED

By: American Money Management Corp. as Collateral Manager

by	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Apidos CDO I

By its Investment Manager Apidos Capital Management, LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Apidos CDO II

By its Investment Manager Apidos Capital Management, LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Apidos CDO III

By its Investment Manager Apidos Capital Management, LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Apidos CDO IV

By its Investment Manager Apidos Capital Management, LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Apidos CDO V

By its Investment Manager Apidos Capital Management, LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Apidos QUATTRO CDO

By its Investment Manager Apidos Capital Management, LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Apidos CINCO CDO

By its Investment Manager Apidos Capital Management, LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND

By: Loomis, Sayles & Company, L.P., its Investment Manager

By: Loomis, Sayles & Company, Incorporated, its General Partner

by	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: APOSTLE LOOMIS SAYLES SENIOR LOAN FUND

By: Loomis, Sayles & Company, L.P., its Investment Manager

By: Loomis, Sayles & Company, Incorporated, its General Partner

by	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Names of Lenders:

BAKER STREET FUNDING CLO 2005-1 LTD.

By: Seix Investment Advisors LLC, as Collateral Manager

MOUNTAIN VIEW FUNDING CLO II LTD.

By: Seix Investment Advisors LLC, as Collateral Manager

MOUNTAIN VIEW FUNDING CLO III LTD.

By: Seix Investment Advisors LLC, as Collateral Manager

RIDGEWORTH FUNDS – SEIX FLOATING RATE HIGH INCOME FUND

By: Seix Investment Advisors LLC, as Sub-Adviser

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

By: Seix Investment Advisors LLC, as Sub-Adviser

RIDGEWORTH FUNDS – TOTAL RETURN BOND FUND

By: Seix Investment Advisors LLC, as Sub-Adviser

RIDGEWORTH FUNDS – INTERMEDIATE BOND FUND

By: Seix Investment Advisors LLC, as Sub-Adviser

RIDGEWORTH FUNDS – INVESTMENT GRADE BOND FUND

By: Seix Investment Advisors LLC, as Sub-Adviser

by	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Ballyrock CLO 2006-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

by	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Ballyrock CLO 2006-2 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

by	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Ballyrock CLO III Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

by	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: BANK OF AMERICA, N.A.

by	/s/ Ron Odlozil
	Name:	Ron Odlozil
	Title:	Senior Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: The Bank of New York Mellon

by	/s/ Kenneth R. McDonnell
	Name:	Kenneth R. McDonnell
	Title:	Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: THE BANK OF NOVA SCOTIA

by	/s/ Teresa Wu
	Name:	Teresa Wu
	Title:	Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Barclays Bank PLC

by	/s/ David Barton
	Name:	David Barton
	Title:	Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Clydesdale CLO 2005, Ltd.

By: NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., as Investment Manager

by	/S/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Clydesdale CLO 2006, Ltd.

By: NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., as Investment Manager

by	/S/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Clydesdale CLO 2007, Ltd.

By: NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. as Investment Manager

by	/S/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Clydesdale Strategic CLO I, Ltd.

By: NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. as Investment Manager

by	/S/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: COMERICA BANK

by	/S/ Mark C. Skrzynski
	Name:	Mark C. Skrzynski
	Title:	Assistant Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Cornerstone CLO Ltd.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

by	/S/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Cratos CLO I Ltd.

By: Cratos CDO Management, LLC, as Attorney-in-Fact

By: JMP Credit Advisors LLC, its Manager

by	/S/ Renee Lefebvre
	Name:	Renee Lefebvre
	Title:	Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Del Mar CLO I, Ltd

By: Caywood-Scholl Capital Management, as Collateral Manager

by	/S/ Tom Saake
	Name:	Tom Saake
	Title:	Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender:

DENALI CAPITAL CLO V, LTD.

By: DC Funding Partners LLC, as Portfolio Manager

by	/S/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer

DENALI CAPITAL CLO VI, LTD.

By: DC Funding Partners LLC, as Portfolio Manager

By: Denali Capital LLC, as Managing Member

by	/S/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer

DENALI CAPITAL CLO VI, LTD.

By: DC Funding Partners LLC, as portfolio Manager

By: Denali Capital LLC, as Managing Member

by	/S/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer

Spring Road CLO 2007-1, LTD.

By: DC Funding Partners LLC, as portfolio Manager

By: Denali Capital LLC, as Managing Member

by	/S/ John P. Thacker
	Name:	John P. Thacker
	Title:	Chief Credit Officer

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: DIVERSIFIED CREDIT PORTFOLIO LTD.

By: INVESCO Senior Secured Management, Inc. as Investment Adviser

by	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Doral Money, Inc.

by	/s/ Scott A. McKay
	Name:	Scott A. McKay
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Dryden VIII – Leveraged Loan CDO 2005

By: Prudential Investment Management, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Dryden XI – Leveraged Loan CDO 2006

By: Prudential Investment Management, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Dryden XVI – Leveraged Loan CDO 2006

By: Prudential Investment Management, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

by
Name:
Title:

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Dryden XVIII – Leveraged Loan CDO 2007 Ltd.

By: Prudential Investment Management, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Dryden XXI Leveraged Loan CDO LLC

By: Prudential Investment Management, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Eagle Creek CLO, Ltd.

by	/s/ Bryan Higgins
	Name:	Brian Higgins
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: ECP CLO 2008-1, LTD

By: Silvermine Capital Management LLC as Portfolio Manager

by	/s/ Stephen Perrella
	Name:	Stephen Perrella
	Title:	Credit Analyst

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: ERST GROUP BANK AG

by	/s/ Gregory Aptman
	Name:	Gregory Aptman
	Title:	Director

For any Lender requiring a second signature block:

by	/s/ Bryan Lynch
	Name:	Bryan Lynch
	Title:	Executive Director

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund

by	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Fidelity Securities Fund: Fidelity Real Estate Income Fund

by	/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Deputy Treasurer

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Fifth Third Bank

by	/s/ Justin Welsh
Name: Justin Welsh
Title: Associate

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: First Tennessee Bank National Association

by	/s/ Sharon Shipley
Name: Sharon Shipley
Title: Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: First Trust Senior Floating Rate Income Fund II

By: First Trust Advisors L.P., as Investment Manager or Investment Advisor

by	/s/ Scott D. Fries
Name: Scott D. Fries
Title: Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Gateway CLO Limited

By: Prudential Investment Management, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Genesis CLO 2007-2 LTD

By: LLCP Advisors as Collateral Manager

by	/s/ Steven Hartman
Name: Steven Hartman
Title: Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Names of Lenders:

GULF STREAM-COMPASS CLO 2005-II, LTD.,

GULF STREAM-SEXTANT CLO 2006-I, LTD.,

GULF STREAM-RASHINBAN CLO 2006-I, LTD.,

GULF STREAM-SEXTANT CLO 2007-I, LTD.,

GULF STREAM-COMPASS CLO 2007, LTD., and

NEPTUNE FINANCE CCS, LTD

By: Gulf Stream Asset Management LLC, as Collateral Manager

by	/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: HSBC BANK USA, National Association

by	/s/ Andrew Hietala
Name: Andrew Hietala
Title: Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Names of Lenders:

ING Prime Rate Trust

By: ING Investment Management Co., as Investment Manager

ING Senior Income Fund

By: ING Investment Management Co., as Investment Manager

ING Investment Management CLO I, LTD.

By: ING Investment Management Co., as Investment Manager

ING Investment Management CLO II, LTD.

By: ING Alternative Asset Management LLC, as Investment Manager

ING Investment Management CLO III, LTD.

By: ING Alternative Asset Management LLC, as Investment Manager

ING Investment Management CLO IV, LTD.

By: ING Alternative Asset Management LLC, as Investment Manager

ING Investment Management CLO V, LTD.

By: ING Alternative Asset Management LLC, as Investment Manager

ING International (II) – Senior Loans

By: ING Investment Management Co., as Investment Manager

ING Investment Trust Co. Plan for Employee Benefit Investment Funds – Senior Loan Fund

By: ING Investment Trust Co., as Trustee

Phoenix CLO II, LTD.

By: ING Alternative Asset Management LLC, as Investment Manager

Phoenix CLO III, LTD.

By: ING Alternative Asset Management LLC, as Investment Manager

ING Floating Rate Fund

By: ING Investment Management Co., as Investment Manager

by	/s/ James L Essert
Name: James L. Essert
Title: Vice President

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Invesco Floating Rate Fund

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

by	/s/ Thomas H.B. Ewald
Name: Thomas H.B. Ewald
Title: Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Invesco Funds III – Invesco US Senior Loan Fund

By: Invesco Asset Management S.A., as Investment Manager

by	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Invesco Van Kampen Dynamic Credit Opportunities Fund

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

by	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Invesco Van Kampen Senior Income Trust

By: Invesco Senior Secured Management, Inc., as Sub-Adviser

by	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: JERSEY STREET CLO, LTD.

By: Massachusetts Financial Services Company, as Collateral Manager

by	/s/ David Cobey
	Name:	David Cobey
	Title:	As Authorized Representative and not individually

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: JPMorgan Chase Bank, N.A.

by	/s/ Kimberly L. Turner
	Name:	Kimberly L. Turner
	Title:	Executive Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: LCM III, Ltd.

By: LCM Asset Management LLC, as Collateral Manager

by	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: LCM IV, Ltd.

By LCM Asset Management LLC, as Collateral Manager

by	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: LCM V, Ltd.

By LCM Asset Management LLC, as Collateral Manager

by	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: LCM VI, Ltd.

By LCM Asset Management LLC, as Collateral Manager

by	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: LCM VIII, Ltd.

By LCM Asset Management LLC, as Collateral Manager

by	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
Title:

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: LOOMIS SAYLES CLO I, LTD.

By: Loomis, Sayles & Company, L.P., as Collateral Manager

By: Loomis Sayles & Company, Incorporated, as its General Partner

by	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD.,

By: Loomis, Sayles & Company, L.P., as Investment Manager

By: Loomis, Sayles & Company, Incorporated, as its General Partner

by	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: LOOMIS SAYLES SENIOR LOAN FUND, LLC,

By: Loomis, Sayles & Company, L.P., as Managing Member

By: Loomis, Sayles & Company, Incorporated, as its General Partner

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: MARLBOROUGH STREET CLO, LTD.,

By: Massachusetts Financial Services Company, as Collateral Manager

by	/s/ David Cobey
	Name:	David Cobey
	Title:	As Authorized Representative and not individually

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Mizuho Corporate Bank, Ltd.

by	/s/ Noel Purcell
Name: Noel Purcell
Title: Authorized Signatory

For any Lender requiring a second signature block:

By
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: NATIXIS LOOMIS SAYLES SENIOR LOAN FUND,

By: Loomis, Sayles & Company, L.P., as Investment Manager

By: Loomis, Sayles & Company, Incorporated, as its General Partner

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: NCRAM Loan Trust

By: NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. as Investment Adviser

by	/s/ Robert Hoffman
Name: Robert Hoffman
Title: Executive Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Nomura Bond & Loan Fund

By: Mitsubishi UFJ trust & Banking Corporation as Trustee

By: Nomura Corporate Research & Asset Management Inc. as Attorney in Fact

by	/s/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Names of Lenders:

OCTAGON INVESTMENT PARTNERS V, LTD.

By: Octagon Credit Investors, LLC, as Portfolio Manager

OCTAGON INVESTMENT PARTNERS VIII, LTD.

By: Octagon Credit Investors, LLC, as Collateral Manager

OCTAGON INVESTMENT PARTNERS IX, LTD.

By: Octagon Credit Investors, LLC, as Manager

OCTAGON INVESTMENT PARTNERS XI, LTD.

By: Octagon Credit Investors, LLC, as Collateral Manager

HAMLET II, LTD.

By: Octagon Credit Investors, LLC, as Portfolio Manager

US Bank N.A., solely as trustee of the Doll Trust (for Qualified Institutional Investors only), (and not in its individual capacity)

By: Octagon Credit Investors, LLC, as Portfolio Manager

Octagon Paul Credit Fund Series I, Ltd.

By: Octagon Credit Investors, LLC, as Portfolio Manager

by	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Senior Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust

By: Prudential Investment Management, Inc., as Investment Advisor

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Prudential Total Return Bond Fund, Inc.

By: Prudential Investment Management, Inc. as Investment Advisor

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Qualcomm Global trading, Inc.

By: Invesco Senior Secured management, Inc., as Investment Manager

by	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Rampart CLO 2006-1 Ltd.

By: Stone Tower Debt Advisors LLC

by	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Rampart CLO 2007 Ltd.

By: Stone Tower Debt Advisors LLC, as Collateral Manager

by	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: RAYMOND JAMES BANK, FSB

by	/s/ James Armstrong
	Name:	James Armstrong
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Royal Bank of Scotland

by	/s/ John Tulloch
	Name:	John Tulloch
	Title:	Relationship Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: San Gabriel CLO I, LTD

By: Resource Capital Asset Management (RCAM)

By: Apidos Capital Management LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Shasta CLO I, LTD

By: Resource Capital Asset Management (RCAM)

By: Apidos Capital Management LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Sierra CLO II, LTD

By: Resource Capital Asset Management (RCAM)

By: Apidos Capital Management LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Names of Lenders:

SILVERADO CLO 2006-II LIMITED

By: New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact

by	/s/ Robert F. Young
	Name:	Robert F. Young
	Title:	Vice President

Flatiron CLO 2007-1 Ltd.

By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

by	/s/ Robert F. Young
	Name:	Robert F. Young
	Title:	Vice President

NYLIM Flatiron CLO 2006-1 Ltd.

By: New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

by	/s/ Robert F. Young
	Name:	Robert F. Young
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Silvercrest CBNA Loan Funding LLC

By: Citibank, N.A.

by	/s/ Emily Chong
	Name:	Emily Chong
	Title:	Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Stone Tower CLO III, Ltd.

By: Stone Tower Debt Advisors LLC, as Collateral Manager

by	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Stone Tower CLO IV Ltd.

By: Stone Tower Debt Advisors LLC, as Collateral Manager

by	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Stone Tower CLO V Ltd.

By: Stone Tower Debt Advisors LLC, as Collateral Manager

by	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Stone Tower CLO VI Ltd.

By: Stone Tower Debt Advisors LLC, as Collateral Manager

by	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Stone Tower CLO VII Ltd.

By: Stone Tower Debt Advisors LLC, as Collateral Manager

by	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Trimaran CLO IV Ltd

By: Trimaran Advisors, L.L.C.

by	/s/ Dominick J. Mazzitelli
	Name:	Dominick J. Mazzitelli
	Title:	Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Trimaran CLO V Ltd

By: Trimaran Advisors, L.L.C.

by	/s/ Dominick J. Mazzitelli
	Name:	Dominick J. Mazzitelli
	Title:	Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Trimaran CLO VI Ltd

By: Trimaran Advisors, L.L.C.

by	/s/ Dominick J. Mazzitelli
	Name:	Dominick J. Mazzitelli
	Title:	Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Trimaran CLO VII Ltd

By: Trimaran Advisors, L.L.C.

by	/s/ Dominick J. Mazzitelli
	Name:	Dominick J. Mazzitelli
	Title:	Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: UniCredit Bank AG, New York Branch

by	/s/ Douglas Riahi
	Name:	Douglas Riahi
	Title:	Director

For any Lender requiring a second signature block:

by	/s/ Elaine Tung
	Name:	Elaine Tung
	Title:	Director

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: UNION BANK, N.A.

by	/s/ Cary Moore
	Name:	Carey Moore
	Title:	Senior Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: VENTURE V CDO LIMITED

By: MJX Asset Management LLC, as Investment Advisor

by	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: VENTURE VI CDO LIMITED

By: MJX Asset Management LLC, as Investment Advisor

by	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: VENTURE VII CDO LIMITED

By: MJX Asset Management LLC, as Investment Advisor

by	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: VENTURE VIII CDO LIMITED

By: MJX Asset Management LLC, as Investment Advisor

by	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: VENTURE IX CDO LIMITED

By: MJX Asset Management LLC, as Investment Advisor

by	/s/ Atha Baugh
	Name:	Atha Baugh
	Title:	Managing Director

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Virginia College Savings Plan

By: Prudential investment Management, Inc., as Investment Advisor

by	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: WASATCH CLO LTD

By: INVESCO Senior Secured Management, Inc., as Portfolio Manager

by	/s/ Thomas H.B. Ewald
	Name:	Thomas H.B. Ewald
	Title:	Authorized Signatory

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Wells Fargo Bank, N.A.

by	/s/ Jan Macy-Buescher
	Name:	Jan Macy-Buescher
	Title:	Vice President

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: WESTPAC BANKING CORPORATION

by	/s/ Richard Yarwood
	Name:	Richard Yarwood
	Title:	Senior Relationship Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: WhiteHorse III, Ltd.

By: WhiteHorse Capital Partners, LP as Collateral Manager

By: WhiteRock Asset Advisor, LLC, its GP

by	/s/ Jay Carvell
	Name:	Jay Carvell
	Title:	Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: WhiteHorse IV, Ltd.

By: WhiteHorse Capital Partners, LP as Collateral Manager

By: WhiteRock Asset Advisor, LLC, its GP

by	/s/ Jay Carvell
	Name:	Jay Carvell
	Title:	Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title:

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Credit Agreement]

Name of Lender: Whitney CLO I, LTD

By: Resource Capital Asset Management (RCAM)

By: Apidos Capital Management LLC

by	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature block:

by
Name:
Title: